UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET CORE PLUS VIT PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2015

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited)	September 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 6.0%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.2%
Ford Motor Co., Senior Notes	4.750%	1/15/43	150,000	$141,229
General Motors Co., Senior Notes	5.200%	4/1/45	60,000	56,512
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	390,000	398,703

Total Automobiles				596,444

Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	310,000	280,240	(a)(b)(c)(d)

Household Durables - 0.1%
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	50,000	57,000
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	380,000	351,500	(a)

Total Household Durables				408,500

Media - 0.2%
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	10,000	10,140	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	100,000	101,151	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	70,000	70,625
Comcast Corp., Senior Notes	6.950%	8/15/37	200,000	263,738
MediaNews Group Inc.	12.000%	12/31/18	155,000	155,000	(d)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	29,551	24,380	(a)(b)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	30,000	31,510
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	200,000	190,973
Time Warner Inc., Senior Debentures	7.700%	5/1/32	100,000	130,190

Total Media				977,707

Textiles, Apparel & Luxury Goods - 0.0%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	110,000	103,950	(a)

TOTAL CONSUMER DISCRETIONARY				2,366,841

CONSUMER STAPLES - 0.4%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	200,000	191,554
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	200,000	201,000	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	150,000	161,200	(a)

Total Beverages				553,754

Food & Staples Retailing - 0.1%
CVS Health Corp., Senior Notes	2.750%	12/1/22	200,000	197,031
CVS Health Corp., Senior Notes	3.875%	7/20/25	40,000	41,314
CVS Health Corp., Senior Notes	4.875%	7/20/35	40,000	42,103
CVS Health Corp., Senior Notes	5.125%	7/20/45	120,000	129,499

Total Food & Staples Retailing				409,947

Food Products - 0.0%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	30,000	32,048	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	40,000	41,008	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	40,000	41,914	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	30,000	31,894	(a)

Total Food Products				146,864

Tobacco - 0.2%
Altria Group Inc., Senior Notes	9.950%	11/10/38	150,000	240,556
Reynolds American Inc., Senior Notes	3.250%	6/12/20	40,000	41,186
Reynolds American Inc., Senior Notes	5.850%	8/15/45	310,000	346,170

Total Tobacco				627,912

TOTAL CONSUMER STAPLES				1,738,477

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 0.6%
Energy Equipment & Services - 0.0%
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	180,000	$107,100	(a)

Oil, Gas & Consumable Fuels - 0.6%
Apache Corp., Senior Notes	5.100%	9/1/40	100,000	95,819
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	150,000	148,422
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	190,000	171,950
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	200,000	190,709
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	100,000	122,653
Ecopetrol SA, Senior Notes	5.375%	6/26/26	150,000	131,063
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	175,891
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	150,000	158,060
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	139,500	*(c)(e)
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	30,000	30,277
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	190,000	138,700
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	300,000	196,500
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	90,000	57,825
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	300,000	282,750
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	40,000	2,200	*(e)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	200,000	187,500	(a)
Shell International Finance BV, Senior Notes	4.125%	5/11/35	40,000	39,041
Shell International Finance BV, Senior Notes	4.375%	5/11/45	140,000	139,010

Total Oil, Gas & Consumable Fuels				2,407,870

TOTAL ENERGY				2,514,970

FINANCIALS - 2.4%
Banks - 1.7%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	160,000	149,500	(f)(g)
Bank of America Corp., Senior Notes	5.625%	7/1/20	300,000	338,719
Bank of America Corp., Senior Notes	3.875%	8/1/25	80,000	81,276
Bank of America Corp., Senior Notes	5.000%	1/21/44	20,000	21,143
Bank of America Corp., Senior Notes	4.875%	4/1/44	250,000	260,529
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	350,000	343,681
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	200,000	224,500
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	200,000	208,849	(f)(g)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	150,000	144,510	(f)(g)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	270,000	254,812	(f)(g)
Citigroup Inc., Senior Notes	4.650%	7/30/45	210,000	210,306
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	110,000	110,848
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	230,000	228,266
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	100,000	99,690
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	100,000	104,440
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Junior Subordinated Notes	11.000%	6/30/19	155,000	191,154	(a)(f)(g)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.625%	12/1/23	250,000	258,736
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	300,000	342,060	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	230,000	220,225	(f)(g)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	250,000	254,599
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	130,000	122,892	(f)(g)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	300,000	321,789
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	250,000	249,565
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	70,000	69,876
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	90,000	90,620
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	300,000	302,250	(g)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
Novo Banco SA, Senior Notes	5.875%	11/9/15	100,000	EUR	$111,468	(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		250,000	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	100,000		106,640
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	100,000		119,103
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	500,000	AUD	391,983	(f)(h)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	200,000		193,766	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	110,000		110,275	(f)(g)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	200,000		202,026
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	200,000		204,110
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	200,000		197,445

Total Banks					7,091,651

Capital Markets - 0.3%
Goldman Sachs Group Inc., Senior Notes	2.600%	4/23/20	200,000		200,670
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	150,000		147,798
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000		120,834
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	200,000		239,319
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	210,000		206,901
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	10,000		10,480	(a)
Morgan Stanley, Senior Notes	4.000%	7/23/25	160,000		163,717

Total Capital Markets					1,089,719

Consumer Finance - 0.0%
Synchrony Financial, Senior Notes	4.250%	8/15/24	100,000		99,810

Diversified Financial Services - 0.2%
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	250,000		281,421
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	210,000		294,616
General Electric Capital Corp., Subordinated Notes	5.300%	2/11/21	50,000		57,556

Total Diversified Financial Services					633,593

Insurance - 0.1%
American International Group Inc., Senior Notes	3.750%	7/10/25	160,000		162,809
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	210,000		244,650	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	180,000		185,599	(a)

Total Insurance					593,058

Real Estate Investment Trusts (REITs) - 0.1%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	440,000		446,883

TOTAL FINANCIALS					9,954,714

HEALTH CARE - 0.5%
Biotechnology - 0.2%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	90,000		88,943
Amgen Inc., Senior Notes	5.375%	5/15/43	100,000		107,008
Celgene Corp., Senior Notes	3.550%	8/15/22	70,000		71,164
Celgene Corp., Senior Notes	3.875%	8/15/25	170,000		170,378
Celgene Corp., Senior Notes	5.250%	8/15/43	20,000		20,421
Celgene Corp., Senior Notes	5.000%	8/15/45	130,000		129,443
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	150,000		151,241
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	40,000		40,237
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	70,000		70,491

Total Biotechnology					849,326

Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	40,000		40,798
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	20,000		20,096
Medtronic Inc., Senior Notes	3.500%	3/15/25	200,000		204,314
Zimmer Biomet Holdings Inc., Senior Notes	4.450%	8/15/45	90,000		83,529

Total Health Care Equipment & Supplies					348,737

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - 0.1%
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	80,000		$82,792
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	120,000		126,983

Total Health Care Providers & Services					209,775

Pharmaceuticals - 0.1%
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	300,000		290,379
Baxalta Inc., Senior Notes	5.250%	6/23/45	50,000		50,580	(a)
Wyeth LLC, Notes	5.950%	4/1/37	150,000		180,580

Total Pharmaceuticals					521,539

TOTAL HEALTH CARE					1,929,377

INDUSTRIALS - 0.6%
Airlines - 0.3%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	174,533		184,787	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	6.375%	1/2/16	190,000		192,138	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	95,538		103,301
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	154,307		166,073	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	181,928		186,703
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	350,000		350,437
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	180,000		179,325

Total Airlines					1,362,764

Construction & Engineering - 0.1%
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	420,000		357,000	(a)(b)

Electrical Equipment - 0.1%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	210,000		202,650	(a)

Machinery - 0.0%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	170,000		181,475	(a)

Transportation - 0.1%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	290,000		300,150	(a)

TOTAL INDUSTRIALS					2,404,039

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Intel Corp., Senior Notes	3.700%	7/29/25	30,000		30,816
Intel Corp., Senior Notes	4.900%	7/29/45	20,000		20,752

TOTAL INFORMATION TECHNOLOGY					51,568

MATERIALS - 0.4%
Chemicals - 0.1%
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	30,000		25,501
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	130,000		116,350	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	150,000		147,375	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	189,000	EUR	213,679	(a)

Total Chemicals					502,905

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 0.3%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	200,000		$177,262
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	150,000		117,750
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	350,000		280,286	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	320,000		14,400	*(a)(c)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	2,911		0	(a)(c)(d)(i)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	40,000		33,800	(a)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	335,860	(a)(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	140,000		106,609
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	80,000		70,755
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	100,000		79,010

Total Metals & Mining					1,215,732

Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	50,000		50,926

TOTAL MATERIALS					1,769,563

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
AT&T Inc., Senior Notes	3.400%	5/15/25	550,000		526,034
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	290,000		320,888
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	510,000		604,637

Total Diversified Telecommunication Services					1,451,559

Wireless Telecommunication Services - 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	80,000		86,599
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	200,000		199,843	(a)

Total Wireless Telecommunication Services					286,442

TOTAL TELECOMMUNICATION SERVICES					1,738,001

UTILITIES - 0.1%
Electric Utilities - 0.1%
FirstEnergy Corp., Notes	7.375%	11/15/31	250,000		302,478
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	150,000		181,652

Total Electric Utilities					484,130

Gas Utilities - 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	130,000		141,659

TOTAL UTILITIES					625,789

TOTAL CORPORATE BONDS & NOTES (Cost - $27,091,570)					25,093,339

ASSET-BACKED SECURITIES - 0.6%
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	250,000		250,000	(a)
Conseco Financial Corp., 1997-7 M1	7.030%	7/15/28	291,773		281,782
DRB Prime Student Loan Trust, 2015-B A1	2.148%	10/27/31	480,000		481,944	(a)(f)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	440,000		441,702	(a)
Nelnet Student Loan Trust, 2008-3 A4	1.979%	11/25/24	230,000		231,076	(f)
SLM Student Loan Trust, 2008-4 A4	1.945%	7/25/22	210,000		211,103	(f)
SLM Student Loan Trust, 2008-5 A4	1.995%	7/25/23	220,000		221,188	(f)
Small Business Administration, 2015-10B 1	2.829%	9/10/25	300,000		305,794

TOTAL ASSET-BACKED SECURITIES (Cost - $2,415,443)					2,424,589

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.5%
Banc of America Funding Corp., 2015-R4 6A1	0.334%	8/27/36	613,476		585,186	(a)(f)
Banc of America Funding Corp., 2015-R4 6A2	0.334%	8/27/36	780,000		664,778	(a)(f)
Bayview Commercial Asset Trust, 2007-6A IO, IO	4.521%	12/25/37	34,087,273		443,135	(a)
BBCCRE Trust, 2015-GTP D	4.715%	8/10/33	200,000		190,860	(a)(f)
BBCCRE Trust, 2015-GTP E	4.715%	8/10/33	320,000		280,928	(a)(f)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000		335,491	(a)(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
CFCRE Commercial Mortgage Trust, 2011-C2 B	5.760%	12/15/47	120,000	$137,300	(a)(f)
Chevy Chase Mortgage Funding Corp., 2004-2A B1	0.690%	5/25/35	345,394	270,952	(a)(f)
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	130,000	98,226
CSAIL Commercial Mortgage Trust, 2015-C2 AS	3.849%	6/15/57	420,000	432,432
CSAIL Commercial Mortgage Trust, 2015-C2 C	4.353%	6/15/57	436,000	422,759	(f)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4 STRIPS, IO	1.962%	2/15/38	798,850	61,089	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Pass-Through Certificates, K717 A2	2.991%	9/25/21	90,000	94,651
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.689%	8/25/55	1,356,738	83,401	(f)
First Horizon Mortgage Pass-Through Trust, 2005-AR1 B1	2.608%	4/25/35	353,587	250,172	(f)
GE Business Loan Trust, 2007-1A A	0.377%	4/16/35	368,160	348,570	(a)(f)
Government National Mortgage Association (GNMA), 2012-034 SA, IO	5.834%	3/20/42	1,375,870	249,584	(f)
Government National Mortgage Association (GNMA), 2012-43 SN, IO	6.391%	4/16/42	805,430	177,245	(f)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.867%	8/16/54	3,352,172	229,047	(f)
Government National Mortgage Association (GNMA), 2015-67 A	2.500%	3/16/50	178,948	182,156
GS Mortgage Securities Trust, 2012-GC6 AS	4.948%	1/10/45	380,000	424,596	(a)
GS Mortgage Securities Trust, 2015-GC30 AS	3.777%	5/10/50	400,000	406,520
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	300,000	229,688
Homestar Mortgage Acceptance Corp., 2004-5 M2	0.864%	10/25/34	728,414	676,656	(f)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22	0.374%	7/25/47	545,018	365,072	(f)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 A3	3.801%	8/15/48	100,000	105,685
JPMBB Commercial Mortgage Securities Trust, 2015-C31 B	4.773%	8/15/48	60,000	61,739	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	3.957%	5/15/28	200,000	190,577	(a)(f)
JPMorgan Reremic, 2015-2 1A1	0.409%	8/26/36	373,235	354,183	(a)(f)
LSTAR Commercial Mortgage Trust, 2015-3 A2	2.729%	4/20/48	230,000	233,586	(a)(f)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	250,000	251,044
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.319%	12/12/49	260,000	249,064	(f)
Morgan Stanley Reremic Trust, 2015-R3 7A1	0.667%	4/26/47	624,062	612,078	(a)(f)
Morgan Stanley Reremic Trust, 2015-R3 7A2	0.667%	4/26/47	730,000	652,702	(a)(f)
Morgan Stanley Reremic Trust, 2015-R3 9A1	0.459%	4/26/47	534,604	520,713	(a)(f)
Morgan Stanley Reremic Trust, 2015-R3 9A2	0.459%	4/26/47	520,000	449,483	(a)(f)
Morgan Stanley Reremic Trust, 2015-R6 2A1	0.448%	7/26/45	258,915	244,750	(a)(f)
Motel 6 Trust, 2015-MTL6 D	4.532%	2/5/30	270,000	268,791	(a)
MSCG Trust, 2015-ALDR A2	3.577%	6/7/35	210,000	215,235	(a)(f)
Nomura Resecuritization Trust, 2015-5R 4A1	0.339%	7/26/37	637,793	619,278	(a)(f)
Nomura Resecuritization Trust, 2015-6R 3A1	0.389%	5/26/46	235,911	226,560	(a)(f)
Structured Agency Credit Risk Debt Notes, 2013-DN2 M2	4.444%	11/25/23	640,000	640,404	(f)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/19/22	570,000	573,770	(a)(f)
Wells Fargo Commercial Mortgage Trust, 2015-C28 AS	3.872%	5/15/48	320,000	326,355

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $14,089,072)				14,436,491

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONVERTIBLE BONDS & NOTES - 0.1%
MATERIALS - 0.1%
Chemicals - 0.0%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	80,000	$70,550

Metals & Mining - 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	285,287	156,908	(a)(b)(c)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $358,990)				227,458

MORTGAGE-BACKED SECURITIES - 4.8%
FHLMC - 0.3%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	3/1/45	1,257,748	1,317,861

FNMA - 3.7%
Federal National Mortgage Association (FNMA)	3.500%	1/1/44-10/1/45	2,178,516	2,277,464
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	40,000	40,224
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-7/1/45	3,260,108	3,514,042
Federal National Mortgage Association (FNMA)	2.500%	10/19/30	400,000	407,819	(j)
Federal National Mortgage Association (FNMA)	3.000%	10/19/30	2,100,000	2,186,953	(j)
Federal National Mortgage Association (FNMA)	3.500%	10/19/30	900,000	950,695	(j)
Federal National Mortgage Association (FNMA)	4.000%	10/14/45	1,900,000	2,026,840	(j)
Federal National Mortgage Association (FNMA)	4.500%	10/14/45	2,500,000	2,710,430	(j)
Federal National Mortgage Association (FNMA)	5.000%	10/14/45	1,300,000	1,432,564	(j)

Total FNMA				15,547,031

GNMA - 0.8%
Government National Mortgage Association (GNMA)	4.500%	10/21/45	200,000	216,750	(j)
Government National Mortgage Association (GNMA) II	3.500%	10/21/45	900,000	943,066	(j)
Government National Mortgage Association (GNMA) II	4.000%	10/21/45	200,000	213,098	(j)
Government National Mortgage Association (GNMA) II	4.500%	10/21/45	900,000	966,938	(j)
Government National Mortgage Association (GNMA) II	3.000%	9/20/45	800,000	817,812

Total GNMA				3,157,664

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $19,955,376)				20,022,556

SENIOR LOANS - 0.6%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.1%
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	69,629	69,194	(k)(l)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	89,527	88,868	(k)(l)
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	22,187	21,864	(k)(l)
Ziggo Financing Partnership, USD Term Loan B2A	3.500%	1/15/22	14,298	14,089	(k)(l)
Ziggo Financing Partnership, USD Term Loan B3	3.500%	1/15/22	23,515	23,172	(k)(l)

Total Media				217,187

Specialty Retail - 0.1%
CWGS Group LLC, Term Loan	5.250%	2/20/20	318,750	319,348	(k)(l)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	69,823	69,852	(k)(l)
PetSmart Inc., Term Loan B	—	3/11/22	79,800	79,792	(m)
Staples Inc., Term Loan B	—	4/7/21	40,000	39,902	(m)

Total Specialty Retail				508,894

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Textiles, Apparel & Luxury Goods - 0.0%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	149,250		$132,833	(k)(l)

TOTAL CONSUMER DISCRETIONARY					858,914

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Pacific Drilling SA, Term Loan B	—	6/3/18	80,000		47,933	(m)

Oil, Gas & Consumable Fuels - 0.1%
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	159,600		124,621	(k)(l)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	146,632		127,937	(k)(l)

Total Oil, Gas & Consumable Fuels					252,558

TOTAL ENERGY					300,491

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	172,868		172,148	(k)(l)

Health Care Providers & Services - 0.0%
Air Medical Group Holdings Inc., Term Loan B	4.500%	4/28/22	29,925		29,582	(k)(l)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	74,947		74,132	(k)(l)

Total Health Care Providers & Services					103,714

TOTAL HEALTH CARE					275,862

INDUSTRIALS - 0.1%
Machinery - 0.1%
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	265,898		262,463	(k)(l)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	99,000		79,035	(k)(l)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	79,392		65,300	(k)(l)

TOTAL MATERIALS					144,335

UTILITIES - 0.1%
Electric Utilities - 0.0%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	218,900		211,239	(k)(l)

Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	426,974		426,262	(k)(l)
TPF II Power LLC, Term Loan B	5.500%	10/2/21	167,643		167,835	(k)(l)

Total Independent Power and Renewable Electricity Producers					594,097

TOTAL UTILITIES					805,336

TOTAL SENIOR LOANS (Cost - $2,733,454)					2,647,401

SOVEREIGN BONDS - 1.7%
Brazil - 0.1%
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	240,000		195,600
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	1,181,000	BRL	281,176

Total Brazil					476,776

Colombia - 0.0%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	200,000		188,000

Indonesia - 0.0%
Republic of Indonesia, Notes	3.750%	4/25/22	200,000		190,981	(h)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Italy - 0.4%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.750%	9/1/24	1,160,000	EUR	$1,519,931

Mexico - 0.5%
United Mexican States, Senior Bonds	6.500%	6/9/22	12,688,000	MXN	780,256
United Mexican States, Senior Bonds	10.000%	12/5/24	2,000,000	MXN	151,004
United Mexican States, Senior Bonds	7.750%	11/13/42	12,250,000	MXN	800,582
United Mexican States, Senior Notes	5.550%	1/21/45	340,000		349,350

Total Mexico					2,081,192

Peru - 0.0%
Republic of Peru, Senior Bonds	6.550%	3/14/37	20,000		23,050
Republic of Peru, Senior Bonds	5.625%	11/18/50	80,000		82,800

Total Peru					105,850

Poland - 0.4%
Republic of Poland, Bonds	3.250%	7/25/25	4,730,000	PLN	1,289,481
Republic of Poland, Senior Notes	4.000%	1/22/24	210,000		222,490

Total Poland					1,511,971

Russia - 0.1%
Russian Foreign Bond - Eurobond, Senior Notes	4.500%	4/4/22	200,000		200,521	(h)

South Africa - 0.1%
Republic of South Africa, Senior Notes	5.875%	9/16/25	200,000		213,500

Turkey - 0.1%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	320,000		332,416

TOTAL SOVEREIGN BONDS (Cost - $7,432,532)					6,821,138

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.8%
U.S. Government Obligations - 4.8%
U.S. Treasury Bonds	2.875%	5/15/43	1,310,000		1,306,230
U.S. Treasury Bonds	2.500%	2/15/45	890,000		819,548
U.S. Treasury Bonds	3.000%	5/15/45	2,560,000		2,620,467
U.S. Treasury Bonds	2.875%	8/15/45	220,000		219,937
U.S. Treasury Notes	0.500%	4/30/17	4,900,000		4,896,972
U.S. Treasury Notes	1.375%	4/30/20	8,910,000		8,934,939
U.S. Treasury Notes	1.750%	3/31/22	700,000		701,850
U.S. Treasury Notes	2.250%	11/15/24	40,000		40,757
U.S. Treasury Notes	0.375%	7/15/25	553,504		539,594

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $20,046,313)					20,080,294

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.2%
U.S. Treasury Notes, Inflation Indexed (Cost - $915,759)	0.250%	1/15/25	906,840		870,047

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.0%
Brazil - 0.0%
Federative Republic of Brazil, Notes (Cost - $184,635)	6.000%	8/15/50	539,848	BRL	115,309

			SHARES
COMMON STOCKS - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Ford Motor Co.			16,174		219,481

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY			SHARES	VALUE
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			22,038	$0	*(c)(d)(i)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1	33,764	*(c)

TOTAL CONSUMER DISCRETIONARY				253,245

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
KCAD Holdings I Ltd.			108,106,087	978,901	*(c)(d)

FINANCIALS - 0.1%
Banks - 0.1%
Citigroup Inc.			6,981	346,327
JPMorgan Chase & Co.			4,380	267,049

TOTAL FINANCIALS				613,376

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			3,500	290,500	*(c)(d)

INDUSTRIALS - 0.1%
Marine - 0.1%
DeepOcean Group Holding AS			33,669	217,030	*(c)(d)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			638,674	37,208	*(c)(d)

TOTAL COMMON STOCKS (Cost - $2,754,055)				2,390,260

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Rex Energy Corp. (Cost - $151,750)	6.000%		1,700	56,950

PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
Consumer Finance - 0.2%
GMAC Capital Trust I	8.125%		36,969	943,819	(f)

Diversified Financial Services - 0.2%
Citigroup Capital XIII	7.875%		25,825	663,444	(f)

TOTAL PREFERRED STOCKS (Cost - $1,547,408)				1,607,263

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.50		11/13/15	48	1,200
U.S. Dollar/Mexican Peso, Put @ 15.78MXN		10/26/15	900,000	266
U.S. Treasury 10-Year Notes Futures, Call @ $131.00		10/23/15	2	188
U.S. Treasury 10-Year Notes Futures, Put @ $126.00		10/23/15	14	875
U.S. Treasury Long-Term Bonds Futures, Call @ $157.00		10/23/15	4	8,062
U.S. Treasury Long-Term Bonds Futures, Put @ $151.00		10/23/15	4	688

TOTAL PURCHASED OPTIONS (Cost - $29,655)				11,279

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.0%
Jack Cooper Holdings Corp.		12/15/17	668	$93,520	*(a)
Jack Cooper Holdings Corp.		5/6/18	297	41,580	*(a)

TOTAL WARRANTS (Cost - $16,238)				135,100

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $99,722,250)				96,939,474

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 2.1%
U.S. Treasury Bills - 2.1%
U.S. Treasury Bills	0.035%	10/29/15	1,500,000	1,499,959	(n)
U.S. Treasury Bills	0.250%	3/3/16	7,000,000	6,999,328	(n)

TOTAL SHORT-TERM INVESTMENTS (Cost - $8,492,473)				8,499,287

TOTAL INVESTMENTS - 25.4% (Cost - $108,214,723#)				105,438,761
Other Assets in Excess of Liabilities - 74.6%				310,049,854

TOTAL NET ASSETS - 100.0%				$415,488,615

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of September 30, 2015.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(i)	Value is less than $1.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At September 30, 2015, the Portfolio held TBA securities with a total cost of $12,025,283.

(k)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of September 30, 2015. The interest rate for fully unfunded term loans is to be determined.

(n)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso
PLN	— Polish Zloty
REFI	— Refinancing
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2015

SECURITY	EXPIRATION DATE	STRIKE PRICE		CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/16	$99.25		8	$5,050
U.S. Dollar/Brazilian Real, Call	10/6/15	4.00	BRL	300,000	4,170
U.S. Dollar/Euro, Call	11/13/15	1.10		920,000	8,159
U.S. Treasury 5-Year Notes Futures, Call	10/23/15	120.50		7	2,680
U.S. Treasury 5-Year Notes Futures, Call	10/23/15	120.75		7	1,859
U.S. Treasury 10-Year Notes Futures, Call	10/23/15	129.00		8	4,250
U.S. Treasury 10-Year Notes Futures, Call	10/23/15	129.50		6	2,063
U.S. Treasury 10-Year Notes Futures, Call	11/20/15	131.00		6	1,781
U.S. Treasury 10-Year Notes Futures, Call	11/20/15	131.50		7	1,531
U.S. Treasury 10-Year Notes Futures, Call	11/20/15	133.00		11	1,031
U.S. Treasury 10-Year Notes Futures, Call	10/23/15	128.00		41	44,844
U.S. Treasury 10-Year Notes Futures, Put	10/23/15	124.00		28	437
U.S. Treasury Long-Term Bonds Futures, Call	10/23/15	163.00		8	2,625
U.S. Treasury Long-Term Bonds Futures, Call	10/23/15	160.00		7	6,016
U.S. Treasury Long-Term Bonds Futures, Call	10/23/15	161.00		6	3,750
U.S. Treasury Long-Term Bonds Futures, Call	10/23/15	162.00		6	2,719
U.S. Treasury Long-Term Bonds Futures, Call	10/23/15	165.00		8	1,375
U.S. Treasury Long-Term Bonds Futures, Put	10/23/15	148.00		7	438
U.S. Treasury Long-Term Bonds Futures, Put	10/23/15	149.00		4	312

TOTAL WRITTEN OPTIONS (Premiums received - $78,270)					$95,090

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s portfolio holdings as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (formerly Western Asset Variable High Income Portfolio ) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

Effective April 15, 2015, the Portfolio’s name and investment policies changed.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$1,931,601	$435,240		$2,366,841
Materials	—	1,769,563	0	*	1,769,563
Other corporate bonds & notes	—	20,956,935	—		20,956,935
Asset-backed Securities	—	2,424,589	—		2,424,589
Collateralized mortgage obligations	—	14,338,265	98,226		14,436,491
Convertible bonds & notes	—	227,458	—		227,458
Mortgage-backed securities	—	20,022,556	—		20,022,556
Senior loans:
Consumer discretionary	—	726,081	132,833		858,914
Energy	—	172,554	127,937		300,491
Utilities	—	594,097	211,239		805,336
Other senior loans	—	682,660	—		682,660
Sovereign bonds	—	6,821,138	—		6,821,138
U.S. government & agency obligations	—	20,080,294	—		20,080,294
U.S. Treasury inflation protected securities	—	870,047	—		870,047
Non-U.S. Treasury inflation protected securities	—	115,309	—		115,309
Common stocks:
Consumer discretionary	$219,481	—	33,764		253,245
Energy	—	—	978,901		978,901
Health care	—	—	290,500		290,500
Industrial	—	—	217,030		217,030
Materials	—	—	37,208		37,208
Financials	613,376	—	—		613,376
Convertible preferred stocks	—	56,950	—		56,950
Preferred stocks	1,607,263	—	—		1,607,263
Purchased options	11,013	266	—		11,279
Warrants	—	135,100	—		135,100

Total long-term investments	$2,451,133	$91,925,463	$2,562,878		$96,939,474

Short-term investments†	—	8,499,287	—		8,499,287

Total investments	$2,451,133	$100,424,750	$2,562,878		$105,438,761

Other financial instruments:
Futures contracts	$133,926	—	—		$133,926
Forward foreign currency contracts	—	$26,290	—		26,290
Centrally cleared credit default swaps on credit indices - buy protection	—	38,663	—		38,663

Total other financial instruments	$133,926	$64,953	—		$198,879

Total	$2,585,059	$100,489,703	$2,562,878		$105,637,640

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$228,412	—	—	$228,412
Written options	82,761	$12,329	—	95,090
Forward foreign currency contracts	—	106,082	—	106,082
Centrally cleared interest rate swaps	—	74,376	—	74,376

Total	$311,173	$192,787	—	$503,960

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 9/30/15 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$979	Market Approach	EBITDA Multiple	6.57x	Increase

			Liquidity Discount	6.13%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Investments

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,536,294
Gross unrealized depreciation	(4,312,256)

Net unrealized depreciation	$(2,775,962)

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2015, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro-Bobl	3	12/15	$429,757	$432,502	$2,745
U.S. Treasury 2-Year Notes	7	12/15	1,532,070	1,533,220	1,150
U.S. Treasury 5-Year Notes	106	12/15	12,697,298	12,774,656	77,358
U.S. Treasury 10-Year Notes	8	12/15	1,027,964	1,029,875	1,911
U.S. Treasury Ultra Long-Term Bonds	105	12/15	16,956,302	16,842,656	(113,646)

					(30,482)

Contracts to Sell:
90-Day Eurodollar	168	3/16	41,706,004	41,781,600	(75,596)
90-Day Eurodollar	19	12/16	4,681,663	4,705,113	(23,450)
Euro-Bund	5	12/15	856,913	872,633	(15,720)
U.S. Treasury Long-Term Bonds	66	12/15	10,435,450	10,384,688	50,762

					(64,004)

Net unrealized depreciation on open futures contracts					$(94,486)

At September 30, 2015, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	287,086	EUR	260,000	Bank of America N.A.	10/16/15	$(3,498)
USD	275,333	EUR	240,000	Barclays Bank PLC	10/16/15	7,102
EUR	30,000	USD	33,377	Citibank N.A.	10/16/15	151
GBP	280,000	USD	423,682	Citibank N.A.	10/16/15	(142)
USD	1,395,385	CNY	9,010,000	Citibank N.A.	10/16/15	(20,893)
USD	3,563,239	EUR	3,230,000	Citibank N.A.	10/16/15	(46,703)
USD	434,493	GBP	280,000	Citibank N.A.	10/16/15	10,953
USD	230,400	MXN	3,766,234	Bank of America N.A.	10/28/15	8,084
USD	2,066,414	EUR	1,879,278	Royal Bank of Scotland PLC	11/13/15	(34,846)

Total						$(79,792)

Abbreviations used in this table:

CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
USD	— United States Dollar

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2015, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE PORTFOLIO†	PAYMENTS RECEIVED BY THE PORTFOLIO†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Chicago Mercantile Exchange	$3,600,000	8/31/22	1.897% semi-annually	3-Month LIBOR-BBA	—	$(35,643)
Chicago Mercantile Exchange	1,056,000	2/15/41	2.720% semi-annually	3-Month LIBOR-BBA	$(1,883)	(38,733)

Total	$4,656,000				$(1,883)	$(74,376)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.23 Index)	$1,716,900	12/20/19	5.000% quarterly	$(81,195)	$(119,858)	$38,663

[1]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 20, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 20, 2015